UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

ECOLOGIC TRANSPORTATION, INC.

(Exact name of Company as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1327 Ocean Avenue, Suite B Santa Monica, CA 90401 (Address of principal executive offices) 310-899-3900 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐.	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this current report and unless otherwise indicated, the terms "we", "us", "our", “Company”, and “Ecologic” mean Ecologic Transportation, Inc., a Nevada corporation, and its wholly owned subsidiaries, PearTrack Acquisition Corp., Ecologic Car Rentals, Inc., and Ecologic Products, Inc., unless otherwise indicated.

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933, as amended, and section 21E of the United States Securities Exchange Act of 1934, as amended. These statements relate to future events or future financial performance. In some cases, forward-looking statements can be identified by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise specified, all dollar amounts are expressed in United States dollars.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information required by this Item 1.02 is set forth in Item 8.01 below, which is incorporated herein by reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

In connection with certain Notices to Convert dated September 26, 2014, received from five (5) related party holders of Convertible Promissory Notes (the “Convertible Notes”), and pursuant to the terms and conditions of the Convertible Notes, the Company converted debt in an aggregate sum of $1,509,016, including principal and accrued interest, at a price per share of $0.05 into 30,180,321 restricted shares (the “Shares”) of the Company’s common stock (the “Common Stock”).

The Shares are being issued pursuant to a resolution of the Board of Directors (the “Board”) dated September 26, 2014, and in reliance upon an exemption from registration afforded by Rule 144 either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the U.S.

As a result of the conversion of debt and issuance of 30,180,321 Shares of the Company’s Common Stock, the total number of shares of Common Stock issued and outstanding was increased to 57,065,061 shares.

ITEM 3.03

MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

Effective at the open of business on October 17, 2014 (the “Effective Date”), the Company shall be effecting a reverse stock split of the Company’s issued and outstanding Common Stock, at a ratio of 10-for-1 (the “Reverse Stock Split”), wherein one (1) new common share will be issued for each ten (10) shares of old issued and outstanding Common Stock held. The Reverse Stock Split will not affect the number of authorized shares.

Authorization and Reason for the Reverse Stock Split

The Reverse Stock Split is being affected pursuant to the majority consent of the shareholders and the unanimous resolution of the Board who deem it in the best interest of the Company to take this action.

The primary purpose of the Reverse Stock Split is to accomplish the following:

(a)

increase the per share price of the Common Stock to help maintain the interest of the markets;

(b)

reduce the number of outstanding shares of Common Stock to a level more consistent with other public companies with a similar anticipated market capitalization;

(c)

provide the Company with sufficient shares to effect the Merger set forth in Item 8.01 below; and

(d)

in conjunction with the increase in the number of the Company’s authorized shares of Common Stock set forth in Item 5.03 below, provide the Company with additional flexibility to issue shares to facilitate future stock and asset acquisitions and financing for the Company.

Effects of the Reverse Stock Split

Split Adjustment; No Fractional Shares. On the Effective Date, the total number of shares of the Company’s Common Stock held by each stockholder will be converted automatically into the number of whole shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split divided by ten (10).

No fractional shares will be issued and no cash or other consideration will be paid. Instead, the Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split.

Non-Certificated Shares; Certificated Shares. Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder.

Transfer Agent:
Island Stock Transfer
15500 Roosevelt Boulevard, Suite 301
Clearwater, Florida 33760
Attn: Kim Whiteside
Phone: (727) 289-0010
Facsimile: (727) 289-0069

State Filing. Pursuant to Nevada Revised Statutes (“NRS”) Section 78.2055, no amendment to the Company’s Articles of Incorporation is required in connection with the Reverse Stock Split, as no change in the Company’s authorized shares took place in connection with the Reverse Stock Split.

Effective Date: The Reverse Stock Split becomes effective with FINRA (the Financial Industry Regulatory Authority) and in the marketplace on the Effective Date, whereupon the shares of common stock will begin trading on a split-adjusted basis.

Capitalization. The Company is currently authorized to issue 75,000,000 shares of Common Stock with a par value of $0.001. As of September 30, 2014, there were 57,065,061 shares of Common Stock outstanding. As a result of the Reverse Stock Split, there will be approximately 5,706,506 shares of Common Stock outstanding (subject to adjustment due to the effect of rounding fractional shares into whole shares). The Reverse Stock Split will have no effect on the authorized shares of Common Stock.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Ticker Symbol and CUSIP Number. The Reverse Stock Split will result in a change of the Company’s CUSIP number.  The Company will request a stock Symbol change from FINRA at the same time that it files for a new CUSIP Number. Such changes will occur pursuant to the Reverse Stock Split, change in name, increase in authorized shares of Common Stock and Merger as set forth in this Form 8-K.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF OFFICERS

The information required by this Item 5.02 is set forth in Item 8.01 below, which is incorporated herein by reference.

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective October 17, 2014, pursuant to a majority vote of the shareholders and unanimous resolution of the Board of Directors:

1.

the Company’s name shall be changed to PEARTRACK SECURITY SYSTEMS, INC.

2.

the Company’s authorized shares of Common Stock shall be increased from 75,000,000 shares to 250,000,000.

3.

the Company’s authorized shares of Preferred Stock shall be increased from zero to 25,000,000.

A Certificate of Amendment to the Company’s Articles of Incorporation has been filed with the Secretary of State of Nevada, and is attached herewith as Exhibit 3.10

Reason for and Effect of the  Name Change

The Board believes that the name change is in the Company’s best interest pursuant to the Merger, and will support the rebranding of the Company and its public relations campaign to communicate the Company’s new business and focus.  The Board also believes that the name change accurately reflects the business operations of the Company as it moves forward with the expansion of the established business acquired as a result of the Merger.

Reason for and Effect of the Increase in Authorized Shares of Common Stock

The Board believes that the increase in the number of authorized shares of the Company’s Common Stock is necessary to make available shares of Common Stock for future issuance by allowing the Company greater flexibility with respect to future actions involving the issuance of stock, including, without limitation, the raising of additional capital and stock and asset acquisitions.

The Board also considers it important to have the flexibility of having additional shares available for issuance in lieu of cash payments for services provided by third parties, and for issuance under the Company’s ESOP to employees.  In addition, the Board may sell securities from time to time to raise money needed to continue its operations, and to fund the development of the business acquired pursuant to the Merger and such other acquisitions as the Company may make.  The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities.

The Board may authorize the issuance of shares of authorized Common Stock without further shareholder approval to such persons, for such consideration, and upon such terms as the Board determines. Such issuance could result in a significant dilution of the voting rights and the shareholders' equity of the existing shareholders, and may adversely affect the market price of the Common Stock.

Reason for and Effect of the Authorization of Shares of Preferred Stock

The Board believes that it is in the best interests of the Company to authorize shares of Preferred Stock (the “Preferred Stock”). The Company does not currently have any authorized shares of Preferred Stock.  The authorization of Preferred Stock is for general corporate purposes, including without limitation, capital raising, acquisition or business combination opportunities and other general corporate purposes.

The Board will have authority to issue shares of Preferred Stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable, without any additional action by our shareholders.

The Board has made no decisions or commitments with respect to the use of these newly authorized shares of Preferred Stock, but believes that having such authorized shares of Preferred Stock provides additional and beneficial flexibility to the Company to satisfy its future needs, to raise additional capital to support the Company’s planned business operations, and for acquisition and business combination opportunities.

The authorized Preferred Stock will not change the number of issued and outstanding shares of Common Stock, nor will it have any immediate dilutive effect on, or change the rights of, current Common Stock shareholders. However, to the extent that authorized shares of Preferred Stock are issued in the future, they may dilute the percentage of equity ownership of existing shareholders and, depending on the price at which they are issued, may also dilute earnings and book value on a per share basis.

ITEM 8.01

OTHER EVENTS

On September 26, 2014, the Company entered into a Letter of Intent (“LOI”) with PearTrack Systems Group (“PTSG”), a Nevada corporation, and the Company’s wholly owned subsidiary incorporated solely for the Merger, PearTrack Acquisition Corp (“PTAC”). The LOI is attached herewith as Exhibit 2.2.  Pursuant to the terms and conditions of the LOI, the parties will execute an Agreement and Plan of Merger (the “Merger Agreement”), with an Effective Date of October 17, 2014, pursuant to which, among other things:

1.

by way of merger of PTSG with PTAC and the exchange of shares of the Company’s common stock for shares common stock of PTSG, the Company will acquire 100% of the issued and outstanding shares of common stock of PTSG;

2.

the Company will issue 51,358,555 shares of the Company’s common stock to the shareholders of PTSG on a 5.13586 for 1 basis, thereby increasing the total issued and outstanding common shares to 57,065,061 shares;

3.

PTSG will become a wholly owned subsidiary of the Company;

4.

90% of the Company’s common stock will be owned by the former PTSG shareholders and 10% of the Company’s common stock will be owned by the current shareholders of the Company.

5.

no change in control of the Company will take place, as the majority shareholders of the Company are the majority shareholders of PTSG; and

6.

the Company will change its name to PearTrack Security Systems, Inc., under the new trading symbol “PTSS”.

Upon closing of the Merger, Mr. William B. Nesbitt will resign as President and CEO, and Mr. Edward W. Withrow Jr., the President of PTSG and currently a board member of the Company, will be appointed Mr. Nesbitt’s successor. Mr. Nesbitt will remain a member of the Board, as well as President and CEO the Company’s subsidiaries subsequent to the Spin Offs.  In addition, the Board seats shall increase to eight (8) members, and Mr. Arran de Moubray, Mr. Paul Bernard Burke and Mr. John D. Macey, currently directors of PTSG, shall be appointed members of the Board of Directors of the Company.

Pursuant to the LOI, and contingent upon the Closing of the Merger, the Company will effect Spin-Offs of its wholly-owned subsidiaries, Ecologic Car Rentals, Inc. and Ecologic Products, Inc., to be completed within ninety (90) days of the Closing Date. The terms of the Spin-Offs will include a stock dividend, to be distributed to the Company’s shareholders of record on the Record Date of December 15, 2014, on a pro rata basis (excluding the former PTSG shareholders in relation to shares issued as a result of the Merger). The Company will dividend out to such shareholders fifty-seven million sixty-five thousand and sixty-one (57,065,061) shares of Ecologic Car Rentals, Inc. common stock and fifty-seven million sixty-five thousand and sixty-one (57,065,061) shares of Ecologic Products, Inc. common stock, on or before ninety (90) days of the Closing Date of the Merger.

It is intended that the Merger will qualify as a plan of reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Reason for the Merger

The Company believes that the Merger with PTSG will add value to the Company and its shareholders for multiple reasons that include, but are not limited to, the following:

•

PTSG’s product line, which targets the M2M telematics, asset tracking and security market. The Company believes that PTSG’s battery management technology provides an opportunity be able to compete in the market.

• the Company believes that the security and tracking of the intermodal container market has a great potential for growth and expansion. The drivers of this market are the need:
▪ for countries to protect their maritime ports from potentially deadly nuclear and bioterror attack, by having information on each and every container that comes into the their ports;
▪ to combat theft by tracking and securing the intermodal containers;
▪ to combat the growth in counterfeiting of products that enter the country inside intermodal containers; and
▪ to combat the trafficking of human beings as black market cargo, by way of transporting the humans in intermodal containers

.

Reason for the Spin Offs of the Company’s Subsidiaries

The Company believes that it has the opportunity to create value through the Merger with PTSG, and thereby allow the two operating subsidiaries of the Company, Ecologic Car Rentals, Inc. and Ecologic Products, Inc., to be able to operate independently with the goal of attracting new capital and exploiting their existing business, as well as having the flexibility to establish new relationships in order to achieve their respective goals of generating shareholder value.

Ecologic Car Rentals, Inc.

After almost five (5) years, Ecologic Car Rentals, Inc. has not been able to attract the requisite investor to fund its strategic plan, as a public company, or as part of a public company, and it is the Company’s belief that Ecologic Car Rentals, Inc. will have more options available to it as a private company than it currently does as a wholly-owned operating subsidiary.  Mr. William B. Nesbitt will remain as President and CEO of Ecologic Car Rentals, Inc.

Ecologic Products, Inc.

Ecologic Products, Inc. has had some success in its 3-year waterless car wash trial, undertaken in conjunction with Park ’N Fly in Atlanta, GA and Los Angeles CA, at Hartfield International Airport and LAX International Airport, respectively.  The Company believes that, as an independent company, it can promote and brand itself and Ecologic Shine®, the Company’s waterless car wash product line.  Mr. William B. Nesbitt will remain as President and CEO of Ecologic Products, Inc.

ABOUT PEARTRACK SYSTEMS GROUP, LTD.

PearTrack Systems Group Limited was incorporated in the state of Nevada on December 4, 2013, and acquired PearTrack Systems, Ltd., a 5 year old England and Wales company that has developed, manufactured and commercialized a GPS tracking system, as well as devices targeting non-powered assets with a proprietary long life battery system. The company’s principal activity is the supply of battery powered GPS tracking systems. PTSG is currently enhancing its tracking products and is assessing the areas of growth in M2M Telematics and Remote/Mobile Asset Tracking and Management with particular emphasis on the intermodal container market.

Key components of PearTrack Tracking Products:

• PTSG intends to be the first GPS tracking company to offer tracking via GSM, CDMA & Iridium.
• The PT Tracking Platform is a fully interoperable and scalable platform that provides product and service upgrades without having to replace device.

•

PTSG intends to aggressively market itself as a proprietary solution for the intermodal shipping container market; remote asset management in the oil and gas exploration industry; shipments of high-value products; shipments of drugs; military logistics support & asset tracking.

•

PTSG intends to offer proprietary encryption security software systems, which will be used to authenticate the goods in the shipment are the goods the customer put in the container or mailing parcel.

• PTSG intends to offer proprietary patented Container Locking system that will interface with the PT Tracking Products.
• PTSG intends to provide proprietary security systems that will aggregate multi service systems to detect chemical or nuclear weapons, bio-terror and chemical weapon substances.

ITEM 9.01

EXHIBITS

Exhibit Number	Description	Filing Reference
(2)	Plan of Purchase, Sale, Reorganization, Arrangement, Liquidation or Succession
2.2	Letter of Intent between the Company and PearTrack Systems Group, Ltd. dated September 26, 2014	Filed herewith
(3)	Articles of Incorporation and Bylaws
3.10	Certificate of Amendment filed with the Secretary of State of Nevada on September 29, 2014, effective October 17, 2014 with respect to the authorized shares and name change	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGIC TRANSPORTATION, INC.

Date: October 2, 2014	/s/ William B. Nesbitt
By: William B. Nesbitt
Its: President and Chief Executive Officer